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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2001
                                                           -------------

                                MIDWAY GAMES INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        1-12367                22-2906244
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)




              3401 NORTH CALIFORNIA AVENUE, CHICAGO, ILLINOIS 60618
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (773) 961-2222
                                                           --------------





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 22, 2001, Midway Games Inc. issued a press release, a copy of which is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS

                Exhibits       Description
                --------       -----------

                 99.1          Press Release of Midway Games Inc. dated June 22,
                               2001



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MIDWAY GAMES INC.


June 22, 2001                                      By: /s/ Neil D. Nicastro
                                                       -------------------------
                                                       Neil D. Nicastro
                                                       Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibits           Description
--------           -----------

99.1               Press Release of Midway Games Inc. dated June 22, 2001